Exhibit 99.1

Set forth below are the “The Merger – Interests of ARCP’s Directors and Executive Officers in the Merger,” “The Merger – Interests of ARCT IV’s Directors and Executive Officers in the Merger,” and “The Merger – Potential Conflicts” sections of the Definitive Proxy Statement/Prospectus filed by American Realty Capital Properties, Inc. (“ARCP”) and American Realty Capital Trust IV, Inc. (“ARCT IV”) with the Securities and Exchange Commission on December 4, 2013 (the “Definitive Proxy Statement”). Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Definitive Proxy Statement. All section references and page numbers are to the Definitive Proxy Statement.

Interests of ARCP’s Directors and Executive Officers in the Merger

Executive officers and directors of ARCP have certain interests in the merger that may be different from, or in addition to, the interests of ARCP stockholders generally. These interests may create potential conflicts of interest. The ARCP Board was aware of those interests and considered them, among other matters, in reaching its decision to approve the merger agreement and the transactions contemplated thereby. These interests include the following:

Asset Purchase and Sale Agreement

On July 1, 2013, ARCP, in its capacity as the general partner of the ARCP OP, entered into the Asset Purchase Agreement with the ARCT IV Advisor, pursuant to which the ARCT IV Advisor has agreed to sell to the ARCP OP certain furniture, fixtures, equipment and other assets, which we refer to as the purchased assets, used by the ARCT IV Advisor in connection with managing the property-level business and operations of ARCT IV and the ARCT IV OP, and the ARCP OP agreed to purchase the purchased assets and reimburse the ARCT IV Advisor for certain costs and expenses related thereto.

Pursuant to the Asset Purchase and Sale Agreement, the ARCP IV Advisor will sell the purchased assets to the ARCP OP at the cost of such assets, for an aggregate purchase price of $5.8 million, which includes reimbursement of certain costs and expenses incurred by the ARCT IV Advisor. The ARCT IV Advisor has agreed, subject to certain conditions, to indemnify the ARCP OP and its affiliates, together with their respective stockholders, members, partners, managers, officers, directors, employees, representatives, controlling persons, counsel, agents against certain liabilities in connection with the Asset Purchase and Sale Agreement.

ARCP Letter Agreement

In connection with the merger, on July 1, 2013, ARCP entered into the ARCP letter agreement with RCS Advisory Services, RC Securities and ANST, pursuant to which ARCP retained each of RCS Advisory Services, RC Securities and ANST to act as non-exclusive advisor and information agent, respectively, to ARCP in connection with the merger and the related proxy solicitation seeking approval of the merger by ARCP’s stockholders. The term of the ARCP letter agreement will automatically expire upon the earlier to occur of (i) July 1, 2014 and (ii) the consummation of the merger and the services described in the ARCP letter agreement; provided, however, that ARCP only (and not RCS Advisory Services, RC Securities or ANST) may terminate the ARCP letter agreement prior to the end of the term (except for certain surviving provisions), with or without cause, by giving RCS Advisory Services, RC Securities and ANST at least five days’ prior written notice thereof.

Pursuant to the ARCP letter agreement, ARCP will pay to RCS Advisory Services, RC Securities and ANST an aggregate amount of $640,000 in consideration for the services provided under the ARCP letter agreement and such fee will be payable upon the consummation of the merger; provided that if the merger is not consummated, ARCP will continue to be responsible for the payment of such fee. Additionally, ARCP will reimburse, irrespective of whether the merger is consummated, each of RCS Advisory Services, RC Securities and ANST for reasonable and actually incurred direct out-of-pocket expenses of RCS Advisory Services, RC Securities or ANST (including actually incurred reasonable legal fees in respect of any legal services incurred at the specific written request of ARCP) and for reasonable and actually incurred direct out-of-pocket expenses of third-party vendors, to the extent such vendors have been approved in writing by ARCP, incurred by RCS Advisory Services, RC Securities and ANST, as the case may be, in connection with the merger. RC Securities shall not mark-up any of such expenses and, to the extent any such expenses (i.e., travel and lodging) are incurred on behalf of ARCP and some other party unrelated to ARCP, RCS Advisory Services, RC Securities and ANST shall apportion such expenses in good faith, in a reasonable manner and advise ARCP thereof. At its sole discretion, ARCP may also directly pay any expenses of third party vendors. ARCP has agreed, subject to certain conditions, to indemnify RCS Advisory Services, RC Securities and ANST, together with their respective officers, directors, shareholders, employees, agents, and other controlling persons, against certain liabilities in connection with the ARCP letter agreement. Each of RCS Advisory Services, RC Securities and ANST is an entity directly or indirectly under common control with ARC.

ARCP Investment Banking Services Agreement

In connection with the merger, on June 13, 2013, ARCP entered into the RC Securities letter agreement, with RC Securities, pursuant to which the investment banking and capital markets division of RC Securities agreed to act as financial advisor to ARCP in connection with the merger. In connection with the RC Securities letter agreement and the services provided by RC Securities thereunder, ARCP will pay to RC Securities an amount equal to 0.25% of the sum of the total Transaction Value (as defined in the RC Securities letter agreement) of the merger and such fee will be payable upon the consummation of the merger. When referring to the “Transaction Value,” we mean the sum of (i) the value of the merger consideration, (ii) the aggregate value of any debt, capital lease and preferred equity security obligations assumed, retired, cancelled or defeased in connection with the merger and (iii) the amount of any fees and expenses paid. ARCP will also reimburse RC Securities for reasonable out-of-pocket expenses arising in connection with the merger.

The ARCP Investment Banking Services Agreement may be terminated by ARCP or RC Securities at any time with or without cause upon receipt of written notice. In the event that the ARCP Investment Banking Services Agreement is terminated, RC Securities will be entitled to the above-mentioned fee then due and payable and any expenses incurred prior to such termination if the merger is consummated at any time prior to the earlier of (i) the date on which RC Securities resigns its engagement or is terminated for cause and (ii) 18 months from the date of any other termination of the RC Securities letter agreement by ARCP.

As of the date of the filing of the Definitive Proxy Statement, the following fees and expense reimbursements are payable to ARC and its affiliates in connection with the merger:

Entity	Description	Amount
ARC Properties Operating Partnership, L.P.	Sale of certain furniture, fixtures, equipment and other assets and reimbursement of certain costs, pursuant to the Asset Purchase and Sale Agreement, the parties to which are the ARCP OP and the ARCT IV Advisor.	$5,800,000
Realty Capital Securities, LLC, RCS Advisory Services, LLC and American National Stock Transfer, LLC	Retention as non-exclusive advisor and information agent, respectively, to ARCP in connection with the merger pursuant to the ARCP Letter Agreement, the parties to which are ARCP, RCS Advisory Services, RC Securities and ANST.	$ 640,000
Realty Capital Securities, LLC	Provision of financial advisory and strategic services to ARCP prior to the consummation of the merger pursuant to the ARCP Investment Banking Services Agreement, the parties to which are ARCP and RC Securities.	0.25% of the transaction value of the merger

Interests of ARCT IV’s Directors and Executive Officers in the Merger

In considering the recommendation of the ARCT IV Board to approve the merger and the other transactions contemplated by the merger agreement, ARCT IV stockholders should be aware that executive officers and directors of ARCT IV have certain interests in the merger that may be different from, or in addition to, the interests of ARCT IV stockholders generally. These interests may create potential conflicts of interest. The ARCT IV Board was aware of those interests and considered them, among other matters, in reaching its decision to approve the merger agreement and the transactions contemplated thereby. These interests include the following:

ARCT IV Investment Banking Services Agreement

On May 17, 2013, ARCT IV entered into the RCS Capital letter agreement with RC Securities, pursuant to which the investment banking and capital markets division of RC Securities agreed to act as financial advisor to ARCT IV in connection with either (i) a possible sale transaction involving ARCT IV, (ii) the possible listing of ARCT IV’s securities and (iii) a possible acquisition involving ARCT IV, which we refer to collectively as ARCT IV strategic alternatives. In connection with the RC Securities letter agreement and the services provided by RC Securities thereunder, ARCT IV will pay RCS Capital an amount equal to 0.25% of the Transaction Value (as defined in the RCS Capital letter agreement) of a sale transaction or acquisition and such fee will be payable upon the consummation of such sale transaction or acquisition, provided that such amount shall not be less than $2.5 million in the case of a sale transaction. When referring to the “Transaction Value,” we mean the sum of (i) the value of the merger consideration, (ii) the aggregate value of any debt, capital lease and preferred equity security obligations assumed, retired, cancelled or defeased in connection with the merger and (iii) the amount of any fees and expenses paid. ARCT IV will also reimburse RC Securities for reasonable out-of-pocket expenses arising in connection with the merger. The ARCT IV Investment Banking Services Agreement may be terminated by ARCT IV or RC Securities at any time with or without cause upon receipt of written notice. In the event that the ARCT IV Investment Banking Services Agreement is terminated, RC Securities will be entitled to the above-mentioned fee then due and payable and any expenses incurred prior to such termination if the merger is consummated at any time prior to the earlier of (i) the date on which RC Securities resigns its engagement or is terminated for cause and (ii) 18 months from the date of any other termination of the RC Securities letter agreement by ARCT IV.

ARCT IV Letter Agreement

In connection with the merger, on July 1, 2013, ARCT IV entered into the ARCT IV letter agreement with RCS Advisory Services, RC Securities and ANST, pursuant to which ARCT IV retained each of RCS Advisory Services, RC Securities and ANST to act as non-exclusive advisor and information agent, respectively, to ARCT IV in connection with the merger and the related proxy solicitation seeking approval of the merger by ARCT IV’s stockholders. The term of the ARCT IV letter agreement will automatically expire upon the earlier to occur of (i) July 1, 2014 and (ii) the consummation of the merger and the services described in the ARCT IV letter agreement; provided, however, that ARCT IV only (and not RCS Advisory Services, RC Securities or ANST) may terminate the ARCT IV letter agreement prior to the end of the term (except for certain surviving provisions), with or without cause, by giving RCS Advisory Services, RC Securities and ANST at least five days’ prior written notice thereof.

Pursuant to the ARCT IV letter agreement, ARCT IV will pay to RCS Advisory Services, RC Securities and ANST an aggregate amount of $750,000 in consideration for the services provided under the ARCT IV letter agreement and such fee will be payable upon the consummation of the merger; provided that if the merger is not consummated, ARCT IV will be responsible for the payment of such fee. Additionally, ARCT IV will reimburse, irrespective of whether the merger is consummated, each of RCS Advisory Services, RC Securities and ANST for reasonable and actually incurred direct out-of-pocket expenses of RCS Advisory Services, RC Securities or ANST (including actually incurred reasonable legal fees in respect of any legal services incurred at the specific written request of ARCT IV) and for reasonable and actually incurred direct out-of-pocket expenses of third-party vendors, to the extent such vendors have been approved in writing by ARCT IV, incurred by RCS Advisory Services, RC Securities and ANST, as the case may be, in connection with the merger. RC Securities shall not mark-up any of such expenses and, to the extent any such expenses (i.e., travel and lodging) are incurred on behalf of ARCT IV and some other party unrelated to ARCT IV, RCS Advisory Services, RC Securities and ANST shall apportion such expenses in good faith, in a reasonable manner and advise ARCT IV thereof. At its sole discretion, ARCT IV may also directly pay any expenses of third party vendors. ARCT IV has agreed, subject to certain conditions, to indemnify RCS Advisory Services, RC Securities and ANST, together with their respective officers, directors, shareholders, employees, agents, and other controlling persons, against certain liabilities in connection with the ARCT IV letter agreement. Each of RCS Advisory Services, RC Securities and ANST is an entity directly or indirectly under common control with ARC.

Legal Services Reimbursement Agreement

On July 1, 2013, ARCT IV and the ARCT IV OP entered into the Legal Services Reimbursement Agreement with ARC Advisory Services and RCS Advisory Services, pursuant to which ARCT IV, on its own behalf and, as general partner of the ARCT IV OP, on behalf of the ARCT IV OP, reaffirmed the retention of ARC Advisory Services, LLC and RCS Advisory Services for the performance of legal support services in connection with the merger agreement rendered prior to the date of the Legal Services Reimbursement Agreement. The Legal Services Reimbursement Agreement does not govern any legal support services (i) rendered by ARC Advisory Services or RCS Advisory Services from and after July 1, 2013 in connection with the merger agreement and its related transactions or (ii) not rendered in connection with the merger agreement and its related transactions, which, in each case, will be governed by the Transition Services Agreement. The Legal Services Reimbursement Agreement will expire on the earlier of (a) the closing date of the merger and (b) July 1, 2014, and thereafter it may be renewed from year to year by written consent of the parties thereto. Additionally, the Legal Services Reimbursement Agreement is terminable by any party thereto (upon determination of the majority of the ARCT IV independent directors) at any time upon 60 days’ prior written notice to the non-terminating parties.

Pursuant to the Legal Services Reimbursement Agreement, ARCT IV and the ARCT IV OP will pay to ARC Advisory Services and RCS Advisory Services an aggregate amount of $500,000 in consideration for the services provided under the Legal Services Reimbursement Agreement. Additionally, expenses of ARCT IV and the ARCT IV OP will be paid by the ARCT IV OP and ARCT IV and will not be borne by ARC Advisory Services or RCS Advisory Services unless any such expense constitutes or is part of a fee which ARC Advisory Service or RCS Advisory Services is otherwise receiving from ARCT IV or the ARCT IV OP. ARCT IV and the ARCT IV OP have agreed, subject to certain conditions, to indemnify ARC Advisory Services, RCS Advisory Services and its affiliates against certain liabilities in connection with the Legal Services Reimbursement Agreement and advance legal expenses and other costs incurred in connection therewith. Each of ARC Advisory Services and RCS Advisory Services is an entity under common control with ARC.

Transition Services Agreement

On July 1, 2013, ARCT IV and the ARCT IV OP entered into a certain Transition Services Agreement with ARC Advisory Services and RCS Advisory Services, pursuant to which each of ARC Advisory Services, RCS Advisory Services and ARCT IV, on its own behalf and, as general partner of the ARCT IV OP, on behalf of the ARCT IV OP, memorialized (i) RCS Advisory Services’ obligation to perform the following services: legal support related to the merger and ongoing legal support, marketing support and event coordination, and (ii) ARC Advisory Services’ obligation to perform the following services: accounting support, acquisition support, investor relations support, public relations support, human resources and administration, general human resources duties, payroll services, benefits services, insurance and risk management, information technology services, telecom and internet services and services relating to office supplies. The Transition Services Agreement does not govern any legal support services rendered in connection with the merger agreement and its related transactions prior to July 1, 2013, which will be governed by the Legal Services Reimbursement Agreement. The Transition Services Agreement will expire on the earlier of (i) the closing date of the merger and (ii) July 1, 2014, and thereafter it may be renewed from year to year by written consent of the parties thereto. Additionally, the Transition Services Agreement is terminable by any party thereto (upon determination of the majority of the independent directors of ARCT IV) at any time upon 60 days’ prior written notice to the non-terminating parties; provided, however, that, prior to the closing date of the merger, ARCT IV may elect to extend the term of the Transition Services Agreement on a monthly basis up to and including July 1, 2014.

Pursuant to the Transition Services Agreement, ARCT IV and the ARCT IV OP will pay to ARC Advisory Services and RCS Advisory Services an aggregate fee of $2.0 million in connection with providing the services contemplated by the Transition Services Agreement. Additionally, expenses of ARCT IV and the ARCT IV OP will be paid by the ARCT IV OP and ARCT IV and will not be borne by ARC Advisory Services or RCS Advisory Services unless any such expense constitutes or is part of a fee which ARC Advisory Services or RCS Advisory Services is otherwise receiving from ARCT IV or the ARCT IV OP. ARCT IV and the ARCT IV OP have agreed, subject to certain conditions, to indemnify ARC Advisory Services, RCS Advisory Services and their affiliates against certain liabilities in connection with the Transition Services Agreement and advance legal expenses and other costs incurred in connection therewith.

Each of RC Securities, RCS Advisory Services and ARC Advisory Services is an entity directly or indirectly under common control with ARC. Payments under the letter agreement, the Legal Services Reimbursement Agreement and the Transition Services Agreement represent gross income to the applicable affiliate of ARC, not net income distributable to the equity holders of such affiliate of ARC.

Conversion of Outstanding Shares Pursuant to the Merger

Shares of ARCT IV common stock owned by executive officers and directors of ARCT IV will be converted into the right to receive shares of ARCP common stock on the same terms and conditions as the other stockholders of ARCT IV. As of November 15, 2013, the executive officers and directors of ARCT IV beneficially owned, in the aggregate, 9,422 shares of ARCT IV common stock (including shares held by ARC), excluding shares of ARCT IV common stock issuable upon settlement of ARCT IV restricted stock awards granted under ARCT IV’s Employee and Director Incentive Restricted Share Plan, which we refer to as the ARCT IV Restricted Stock Plan. In respect of all of the shares of ARCT IV common stock beneficially owned by the executive officers and directors as of November 15, 2013 (other than shares of ARCT IV common stock issuable with respect to ARCT IV restricted stock), such executive officers and directors would receive an aggregate of $84,798, 4,890 shares of ARCP common stock, which based on the closing price of ARCP common stock on November 15, 2013 of $13.29, would have an aggregate value of approximately $64,988 and 5,594 shares of Series F Preferred Stock.

Treatment of ARCT IV Restricted Stock

Immediately prior to the effective time of the merger, each then outstanding share of ARCT IV restricted stock will fully vest (and ARCT IV will be entitled to deduct and withhold the number of shares of ARCT IV common stock otherwise deliverable upon such acceleration to satisfy any applicable withholding taxes, assuming a fair market value of a share of ARCT IV common stock equal to the closing price of ARCT IV common stock on the last completed trading day immediately prior to the consummation of the merger). All shares of ARCT IV common stock then outstanding as a result of the full vesting of shares of ARCT IV restricted stock, and the satisfaction of any applicable withholding taxes, will have the right to receive per share, (1) $9.00 in cash; (2) 0.5190 of a share, or the Common Exchange Ratio, of ARCP common stock; and (3) 0.5937 of a share, or the Preferred Exchange Ratio, of Series F Preferred Stock.

As a result of the transactions contemplated under the merger agreement, 8,000 shares of ARCT IV restricted stock held by ARCT IV’s directors would vest and would be convertible into $72,000, 4,152 shares of ARCP common stock, which based on the closing price of ARCP common stock on November 15, 2013 of $13.29, would have an aggregate value of approximately $55,180 and 4,750 shares of Series F Preferred Stock.

Section 16 Matters

Pursuant to the merger agreement, ARCT IV, ARCP and Merger Sub have each agreed to take all steps as may be necessary or appropriate to cause to be exempt under Rule 16b-3 under the Exchange Act any dispositions of shares of ARCT IV common stock (including derivative securities with respect to such shares) that are treated as dispositions under Rule 16b-3 and result from the transactions contemplated under the merger agreement by each officer or director of ARCT IV who is or will be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to ARCT IV.

Indemnification and Insurance

For a period of six years after the effective time of the merger, pursuant to the terms of the merger agreement and subject to certain limitations, the surviving entity will indemnify, defend and hold harmless among others, each officer and director of ARCT IV, for actions at or prior to the effective time of the merger, including with respect to the transactions contemplated by the merger agreement. In addition, pursuant to the terms of the merger agreement and subject to certain limitations, prior to the effective time of the merger, ARCT IV has agreed to (or, if ARCT IV is unable to, ARCP has agreed to cause the surviving entity in the merger to) obtain and pay for a non-cancelable extension of the coverage afforded by ARCT IV’s existing directors’ and officers’ liability insurance policies and ARCT IV’s existing fiduciary liability insurance policies covering at least six years after the effective time of the merger with respect to any claim related to any period or time at or prior to the effective time of the merger, and if ARCT IV or the surviving entity does not obtain a “tail” policy as of the effective time of the merger, the surviving entity will maintain in effect, for a period of at least six years after the effective time of the merger, ARCT IV’s existing policies in effect on July 1, 2013 on terms and limits of liability that are no less favorable in the aggregate than the coverage provided on that date. These interests are described in detail below at “The Merger Agreement — Covenants and Agreements — Indemnification of Directors and Officers; Insurance.”

Potential Conflicts

In addition to the conflicts discussed elsewhere in this proxy statement/prospectus, ARC and its affiliates, as the sponsor, directly or indirectly, of both ARCT IV and ARCP, have certain conflicts in connection with the merger. Such conflicts include the following:

•	Pursuant to the ARCT IV Side Letter, the ARCT IV Advisory Agreement and the ARCT IV Property Management Agreement will be extended for a 60 day period following the closing date of the merger. During such time, each of the ARCT IV Advisor and the ARCT IV Property Manager may continue to receive certain fees pursuant to such agreements. See “Related Agreements” beginning on page 182.

•	All of ARCT IV’s officers are officers of ARCP. Nicholas S. Schorsch, the chief executive officer and chairman of ARCT IV and ARCP, and Edward M. Weil, Jr., an officer and director of ARCP ARCT IV, each abstained from the vote on the merger agreement, the merger and the other transactions contemplated by the merger agreement and the merger was unanimously approved by the ARCT IV independent directors. The ARCP Board following the merger will consist of directors who serve on the board of directors of certain other REITs and business development companies sponsored by ARC, including Business Development Corporation of America, Inc., American Realty Capital New York Recovery REIT, Inc., Phillips Edison — ARC Shopping Center REIT Inc., American Realty Capital — Retail Centers of America, Inc., American Realty Capital Healthcare Trust, Inc., American Realty Capital Daily Net Asset Value Trust, Inc., American Realty Capital Global Trust, Inc., ARC Realty Finance Trust, Inc., American Realty Capital Healthcare Trust II, Inc., American Realty Capital Trust V, Inc., Phillips Edison — ARC Grocery Center REIT II, Inc. and American Realty Capital Hospitality Trust, Inc.

•	ARCT IV’s independent directors have served or currently serve as independent directors on the board of directors of certain other REITs and business development companies sponsored by ARC. William G. Stanley, who was appointed as the lead independent director of ARCT IV in January 2013, has served as an independent director of American Realty Capital New York Recovery REIT, Inc. since October 2009 and American Realty Capital — Retail Centers of America, Inc. since February 2011. Mr. Stanley will serve as an independent director of ARCP effective upon the closing of the merger. Mr. Stanley will serve on ARCP’s audit committee, nominating and corporate governance committee and compensation committee. Mr. Stanley also has served as an independent director of Business Development Corporation of America, Inc. since 2001 and American Realty Capital Trust, Inc. from January 2008 until American Realty Capital Trust, Inc. closed its merger with Realty Income Corporation in January 2013. Abby M. Wenzel was appointed as an independent director of ARCT IV in May 2012. Ms. Wenzel has also served as an independent director of American Realty Capital Global Trust, Inc. since March 2012 and was appointed as an independent director of American Realty Capital Hospitality Trust, Inc. in September 2013. Elizabeth K. Tuppeny was appointed as an independent director of ARCT IV in May 2012. Ms. Tuppeny has served as an independent director of ARC Realty Finance Trust, Inc. and American Realty Capital Healthcare Trust II, Inc. since January 2013.

•	After the merger, ARC and its affiliates will continue to manage Business Development Corporation of America, Inc., American Realty Capital New York Recovery REIT, Inc., Phillips Edison — ARC Shopping Center REIT Inc., American Realty Capital — Retail Centers of America, Inc., American Realty Capital Healthcare Trust, Inc., American Realty Capital Daily Net Asset Value Trust, Inc., American Realty Capital Global Trust, Inc., ARC Realty Finance Trust, Inc., American Realty Capital Healthcare Trust II, Inc., American Realty Capital Trust V, Inc., Phillips Edison — ARC Grocery Center REIT II, Inc. and American Realty Capital Hospitality Trust, Inc. Certain of these ARC-sponsored REITs have investment objectives substantially similar to those of the combined company and will receive fees for those services. Those entities may compete with the combined company for investment, tenant and financing opportunities.

•	Proskauer Rose LLP has acted as legal counsel to each of ARCT IV and ARCP since inception and also represents the ARCT IV Advisor and the ARCP Manager, as well as ARC and the ARC-sponsored REITs.